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                                           Exhibit 10(b) To Form N-CSR

                              HEARTLAND GROUP, INC.

         WRITTEN STATEMENT OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. (S) 1350

      Solely for the purposes of complying with 18 U.S.C. Section 1350, the undersigned, being the chief executive officer and chief financial officer, respectively, of Heartland Group, Inc. (the "Company"), hereby certify, based on his or her knowledge, that the Company's Certified Shareholder Report on Form N-CSR for the six months ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2003       /s/  William J. Nasgovitz
                              --------------------------------------------------
                              William J. Nasgovitz, Chief Executive Officer

                              /s/ Nicole J. Best
                              --------------------------------------------------
                              Nicole J. Best, Chief Financial Officer

      This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the company for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to such Section. The certification shall not be deemed to be incorporated by reference into the Report or any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.